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Exhibit 10.7

OFFICE LEASE

DATE OF LEASE	TERM OF LEASE		MONTHLY RENT
	BEGINNING	ENDING
December 31, 2009	February 1, 2010	August 31, 2011	$5,001.34 (See Rider Attached)

Location of Premises:

      Combined Office Center
      Suite #340
      555 Skokie Blvd., Northbrook, Illinois 60062

Purpose:

    General Business Office

LESSEE	LESSOR
Clarus Therapeutics Inc., a Delaware corporation	NAME	•	Robert A. Coe & Assoc., Ltd.
	ADDRESS	•	555 Skokie Blvd., Suite 500
	CITY	•	Northbrook, Illinois 60062

In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purposes the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

        1.     Lessee shall pay Lessor or Lessor's agent as rent for the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing. Rent paid after the 5th of the month shall bear a 5% late charge as well as 18% simple interest per annum until paid.

        2.     Lessor will at all reasonable hours during each day and evening, from October 1 to May 1 during the term, when required by the season, furnish at his own expense heat for the heating apparatus in the demised premises, except when prevented by accidents and unavoidable delays, provided, however, that the Lessor shall not be held liable in damages on account of any personal injury or loss occasioned by the failure of the heating apparatus to heat the Premises sufficiently, by any leakage or breakage of the pipes, by any defect in the electric wiring, elevator apparatus and service thereof, or by reason of any other defect, latent or patent, in, around or about the said building.

        3.     Lessor will cause the halls, corridors and other parts of the building adjacent to the Premises to be lighted, cleaned and generally cared for, accidents and unavoidable delays excepted.

        4.     The rules and regulations at the end of this Lease constitute a part of this Lease. Lessee shall observe and comply with them, and also with such further reasonable rules and regulations as may later be required by Lessor for the necessary, proper and orderly care of the Building in which Premises are located.

        5.     Lessee shall neither sublet the Premises or any part thereof nor assign this Lease nor permit by any act or default any transfer of Lessee's interest by operation of law, nor offer the Premises or any part thereof for lease or sublease, nor permit the use thereof for any purpose other than as above mentioned, without in each case the written consent of Lessor.

        6.     Lessee shall quit and surrender the Premises at the end of the term in as good condition as the reasonable use thereof will permit, with all keys thereto, and shall not make any alterations in the Premises without the written consent of Lessor; and all alterations which may be made by either party hereto upon the Premises, except movable furniture and fixtures put in at the expense of Lessee, shall be the property of Lessor, and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this lease.

        7.     Lessee shall restore the Premises to Lessor, with glass of like kind and quality in the several doors and windows thereof, entire and unbroken, as is now therein, and will not allow any waste of the water or misuse or neglect the water or light fixtures on the Premises, and will pay all damages to the Premises as well as all other damage to other tenants of the Building, caused by such waste or misuse.

        8.     At the termination of this lease, by lapse of time or otherwise, Lessee agrees to yield up immediate and peaceable possession to Lessor, and failing so to do, to pay as liquidated damages, for the whole time such possession is withheld, the sum of $250.00 Dollars per day, and it shall be lawful for the Lessor or his legal representative at any time thereafter, without notice, to re-enter the Premises or any part thereof, either with or without process of law, and to expel, remove and put out the Lessee or any person or persons occupying the same, using such force as may be necessary so to do, and to repossess and enjoy the Premises again as before this lease, without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenants; or in case the Premises shall be abandoned, deserted, or vacated, and remain unoccupied five days consecutively, the Lessee hereby authorizes and requests the Lessor as Lessee's agent to re-enter the Premises and remove all articles found therein, place them in some regular storage warehouse or other suitable storage place, at the cost and expense of Lessee, and proceed to re-rent the Premises at the Lessor's option and discretion and apply all money so received after paying the expenses of such removal toward the rent accruing under this lease. This request shall not in any way be construed as requiring any compliance therewith on the part of the Lessor. If the Lessee shall fail to pay the rent at the times, place and in the manner above provided, and the same shall remain unpaid five days after the day whereon the same should be paid, the Lessor by reason thereof shall be authorized to declare the term ended, and the Lessee hereby expressly waives all right or rights to any notice or demand under any statute of the state relative to forcible entry or detainer or landlord and tenant, and agrees that the Lessor, his agents or assigns may begin suit for possession or rent without notice or demand.

        9.     In the event of re-entry and removal of the articles found on the Premises as hereinbefore provided, the Lessee hereby authorizes and requests the Lessor to sell the same at public or private sale with or without notice, and the proceeds thereof, after paying the expenses of removal, storage and sale to apply towards the rent reserved herein, rendering the overplus, if any, to Lessee upon demand.

        8.     Vacated in paragraph 8 above shall be defined as moving out all personal property with an intent not to return to the space. Lessor will give Lessee notice and five days to cure before declaring the Lease term ended for non-payment of rent.

        10.   Except, if and to the extent caused by the negligence or willful misconduct of Landlord or it's agents, employees, or contractors, the Lessor shall not be liable for any loss of property or defects in the Building or in the Premises or any accidental damages to the person or property of the Lessee in or about the Building or the Premises from water, rain or snow which may leak into, issue or flow from any part of the Building or the Premises or from the pipes or plumbing works of the same. The Lessee hereby covenants and agree the Premises claim for any such loss or damage at any time. The Lessor shall not be liable for any loss or damage of or to any property placed in any storeroom or storage place in the Building, such storeroom or storage place being furnished gratuitously, and no part of the obligations of this lease.

        11.   The words "Lessor" and "Lessee" wherever used in this lease shall be construed to mean Lessees in all cases where there is more than one Lessor or Lessee, and to apply to individuals, male or female, or to firms or corporations, as the same may be described as Lessor or Lessee herein, and the necessary grammatical changes shall be assumed in each case as though fully expressed. All covenants, promises, representations and agreements herein contained shall be binding upon, apply and inure to the benefit of Lessor and Lessee and their respective heirs, legal representatives, successors and assigns.

        WITNESS the hands and seals of the parties hereto, as of the Date of Lease stated above.

Robert A. Coe & Assoc., Ltd.	(SEAL)	Clarus Therapeutics Inc.
/s/ Robert A. Coe Lessor Robert A. Coe, President	(SEAL)	by /s/ Steven A. Bourne Lessee

RULES AND REGULATIONS

1.
No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of Building, except on the glass of the doors and windows of the room leased and on the directory board, and then only of such color, size, style and material as shall be first specified by the Lessor in writing, endorsed on this lease. No showcase shall be placed in front of Building by Lessee, without the written consent of Lessor endorsed on this lease. The Lessor reserves the right to remove all other signs and showcases without notice to the Lessee, at the expense of the Lessee. At the expiration of the term Lessee is to remove all his signs from such windows, doors and directory board.

2.
Lessee shall not put up or operate any steam engine, boiler, machinery or stove upon the Premises, or carry on any mechanical business on Premises, or use or store inflammable fluids in the Premises without the written consent of the Lessor first had and endorsed on this lease, and all stoves which may be allowed in the Premises shall be placed and set up according to the city ordinance.

3.
No additional locks shall be placed upon any doors of said room without the written consent of the Lessor first had and endorsed upon this lease; and the Lessee will not permit any duplicate keys to be made (all necessary keys to be furnished by the Lessor) and upon the termination of this lease, Lessee will surrender all keys of Premises and Building.

4.
All safes shall be carried up or into Premises at such times and in such a manner as shall be specified by the Lessor; the Lessor shall in all cases retain the power to prescribe the proper position of such safes, and any damage done to the Building by taking in or putting out a safe, or from overloading the floor with any safe, shall be paid by the Lessee. Furniture, boxes or other bulky articles belonging to Lessee shall be carried up in the freight compartment of the elevators of the Building; packages which can be carried by one person and not exceeding fifty pounds in weight, may, however, be carried down by the passenger elevator, at such times as may be allowed by the management.

5.
No person or persons other than the janitor of this Building shall be employed by Lessee for the purpose of taking charge of Premises without the written consent of Lessor first had and endorsed upon this lease. Any person or persons so employed by Lessee (with the written consent of the Lessor) must subject to and under the control and direction of the janitor of the Building in all things in the Building and outside of the Premises. The agent and janitor of the Building shall at all times keep a pass key and be allowed admittance to the Premises, to cover any emergency of fire, or required examination that may arise.

6.
The Premises leased shall not be used for the purpose of lodging or sleeping rooms or for any immoral or illegal purpose.

7.
The rent of an office will include occupancy of office, water to Lessor's standard fixtures, heat, and elevator service during reasonable working hours; but Lessor shall not be liable for any damages from the stoppage of water, heat or elevator service.

8.
If Lessee desires telegraphic or telephonic connections, the Lessor will direct the electricians as to where and how the wires are to be introduced, and without such written directions endorsed on this lease no boring or cutting for will be permitted.

9.
If Lessee desires Venetian or other awnings or shades over and outside of the windows, to be erected at the Lessee's expense, they must be of such shape, color, material and make as may be prescribed by the Lessor in writing on this lease.

10.
The light through the transoms opening into the hall shall not be obstructed by the Lessee. Birds, dogs, or other animals shall not be allowed in the Building. All tenants and occupants must observe strict care not to leave their windows open when it rains or snows, and for any default or carelessness in these respects, or any of them, shall make good all injuries sustained by other tenants, and also all damage to the Building resulting from such default or carelessness.

11.
No packages, merchandise or other effects shall be allowed to remain in the halls at any time.

12.
The Lessor reserves the right to make such other and further reasonable rules and regulations as in his judgment may from time to time be needful for the safety, care and cleanliness of the Premises and for the preservation of good order therein.

13.
It is understood and agreed between the Lessee and the Lessor that no assent or consent to change in or waiver of any part of this lease has been or can be made unless done in writing and endorsed hereon by the Lessor; and in such case it shall operate only for the time and purpose in such lease expressly stated.

RIDER TO OFFICE LEASE

14.
Rent.    Monthly rent for the twelve months beginning February 1, 2010 and ending January 31, 2011 shall be Five thousand one dollar and 34/00 ($5,001.34). Monthly rent for the seven months beginning February 1, 2011 and ending August 31, 2011 shall be Five thousand one hundred fifteen dollars and 00/00 ($5,115.00). First month's rent in the amount of $5,001.34 shall be due and payable concurrently upon signing this Lease.

15.
Security Deposit.    On December 28, 2009 Lessee will deposit with Lessor a non-refundable security deposit of Five thousand one dollar and 34/100 dollars ($5,001.34) to be retained by the Lessor to secure the faithful performance by the Lessee of all of the provisions of this Lease. If the Lessee shall faithfully perform and has paid the rent and other sums due to the Lessor, then said deposit without interest shall be returned to the Lessee within thirty (30) days after the surrender of possession of the premises. In the event the Lessee has failed to keep and perform the provisions and covenants in said Lease with resulting damage sustained by the Lessor, Lessor may deduct said damages from the security deposit. Lessee shall deposit such additional monies with the Lessor as may be necessary so that at all times the Security Deposit is an amount at least equal to the then current year's monthly rent.

16.
Lease Term.    The term of this lease shall begin February 1, 2010 and end August 31, 2011.

17.
Terms.    Lessee and Lessor agree to the following terms of this lease:

(a)
Lessor shall pay of all heating, air-conditioning, electrical and water services for the premises and common areas of Suite 340.

(b)
Lessee declines the internet connection provided by Lessor. Lessee will set up its own VPN (Virtual Private Network) and all costs associated with the installation of said private network will be borne by Lessee.

(c)
Lessor shall deliver possession of the Premises in a clean broom sweep condition and vacuumed carpet condition.

(d)
Office Furniture—Lessee acknowledges that this is rental of a vacant office. Lessee may use without additional charge all filing cabinets currently in the Suite.

(e)
Lessor and Lessee shall enter into a separate agreement in the event Lessee and Lessor agree to purchase and sell office furniture.

18.
Sublease.    Lessor and Lessee acknowledge that the Lessor is, in fact, subleasing the subject premises to the Lessee and that Lessor is actually the lessee of the premises under a lease, and expiring August 31, 2011 with Combined Centre RPF III Associates Limited Liability Company, a Delaware Limited Liability Company, ("Underlying Lessor") which lease is referred to herein as the "Underlying Office Lease." Lessor agrees and warrants that it will continue to observe and comply with all of the terms of said lease. Lessor further agrees that should it default on said lease, Lessee shall have the right to make payment directly to the Underlying Lessor, and to attempt to otherwise cure any such default so as to maintain Lessee's undisturbed occupancy of the subject premises. However, upon the expiration or termination of the Underlying Office Lease, this Lease will automatically expire or terminate. Lessor also further agrees that Lessee may negotiate a wrap-around lease directly with the Underlying Landlord should it so desire. This Sublease is subject and subordinate to (a) the Underlying Office Lease, and (b) the matters to which the Lease is or shall be subject and subordinate.

19.
Lessee agrees not to enter into any sub-lease agreement with any person, corporation, LLC, or any other entity of any kind who is an existing tenant of Lessor's at the time of signing of this Lease.

20.
Insurance.    Lessee shall obtain general liability insurance for the premises covering claims for damage property or injury to Lessee, its invitees, agents or employees. Said insurance shall insure Lessee and name Lessor as an additional insured. Lessee shall furnish Lessor with certificates evidencing such insurance. If there is no coverage, Lessee shall indemnify Lessor against any such claims for damage and/or injury. Said general liability insurance must be in compliance with the requirements of the Underlying Office Lease.

21.
Authorization and Privity.    Lessor represents and warrants that it is authorized by the Underlying Landlord to enter into this Lease with Lessee. However nothing contained herein shall create neither privity nor obligations between the Underlying Landlord and Lessee.

22.
Rules and Regulations.    Lessee agrees to comply with all of the Rules and Regulations of the Underlying Office Lease regarding tenant's occupancy and Failure to do so shall be a default hereunder, a copy of which are attached hereto and hereby made a part hereof.

23.
Waiver of Notice of Default.    Should Lessor elect to file an action in forcible entry and detainer to enforce its rights under this Lease, Lessee expressly waives the right to the statutory five (5)-day notice of default.

24.
Early Access.    Prior to commencement of the Lease and upon Lessor's receipt of the February, 2010 rent and the security deposit, Lessee shall the right of limited access to the Premises to facilitate its move-in and start-up of its business operations and Lessee's subcontractors shall have reasonable access to all low voltage communications.

25.
Quiet Enjoyment.    As long as Lessee is not in default, after expiration of any notice and cure periods hereunder, Lessee shall enjoy peaceful possession and quiet enjoyment of the Premises.

This Rider is attached to and made a part of a certain Office Lease dated December 31, 2009 by and between the undersigned. In the event of a conflict between the printed portions of this Lease and the provisions of this Rider, the Rider shall control.

LESSOR: Robert A. Coe & Assoc., Ltd.	LESSEE: Clarus Therapeutics, Inc.
/s/ Robert A. Coe By: Robert A. Coe, President	/s/ Steven A. Bourne By: Steven A. Bourne Chief Financial Officer

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  Exhibit 10.7